UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 11, 2013

Date of Report (date of earliest event reported)

1ST CENTURY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 001-34226

Delaware	26-1169687
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1875 Century Park East, Suite 1400, Los Angeles, California 90067
(Address of principal executive offices including zip code)

(310) 270-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 11, 2013, the Board of Directors (the “Board”) of 1st Century Bank, N.A. (the “Bank”), a wholly owned subsidiary of 1st Century Bancshares, Inc., entered into a stipulation and consent to the issuance of a consent order (the “Stipulation”) with the Office of the Comptroller of the Currency (the “OCC”), the Bank’s primary federal regulator, consenting to the issuance of a consent order (the “Consent Order”) by the OCC, effective as of that date. The Consent Order requires the Bank to take corrective action to enhance its program and procedures for compliance with the Bank Secrecy Act (“BSA”) and other anti-money laundering regulations (“AML”).

The Consent Order requires, among other things, that the Bank (i) establish a Compliance Committee, consisting of at least five Board members, to monitor and coordinate compliance with the Consent Order, (ii) complete an independent review of past suspicious activity reports to ensure the activities covered by the reports were accurately reported, as well as (iii) prepare a BSA action plan to ensure future compliance with the requirements of BSA and AML. The Consent Order further requires the Board to ensure that the Bank has a qualified BSA officer and staff to implement an effective BSA program. Finally, the Consent Order requires the Bank to maintain effective risk assessment process, monitoring mechanisms, training programs and appropriate systems to review the activities of customer accounts.

The Consent Order will remain in effect until terminated, modified or suspended by the OCC. The Board and the Bank’s management have expressed their full intention to comply with all parts of the Consent Order.

The foregoing summary of the Consent Order is qualified in its entirety by reference to the full text of the Consent Order, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference. A copy of the Stipulation is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  The following exhibit is being filed herewith:

Exhibit No.	Exhibit Description
10.1	Consent Order, dated as of September 11, 2013, issued by the Office of the Comptroller of the Currency.
10.2	Stipulation and Consent to the Issuance of a Consent Order, dated September 11, 2013, between the Board of Directors of 1st Century Bank, N.A. and the Officer of the Comptroller of the Currency.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CENTURY BANCSHARES, INC.

Dated: September 13, 2013	By:	/s/ Jason. P. DiNapoli
Jason P. DiNapoli
President and Chief Operating Officer